Exhibit 2

CAPITAL PRODUCT PARTNERS L.P. C/O CAPITAL SHIP MANAGEMENT CORP. 3, IASSONOS ST. 18537 PIRAEUS, GREECE

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94206-P67778                             KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CAPITAL PRODUCT PARTNERS L.P.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following proposals:		☐	☐	☐
1. Election of two Class II Directors until the 2018 Annual Meeting

Nominees:
01) Dimitris Christacopoulos
02) Abel Rasterhoff
							For	Against	Abstain
2. Proposal to ratify the appointment of Deloitte Hadjipavlou, Sofianos & Cambanis S.A. as auditors of Capital Product Partners L.P.							☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M94207-P67778

CAPITAL PRODUCT PARTNERS L.P.

2015 Annual General Meeting of Limited Partners

July 23, 2015 11:30 AM

This proxy is solicited by the Board of Directors

The undersigned being a limited partner of Capital Product Partners L.P. (the “Company”) HEREBY APPOINTS the Secretary of the Board of Directors, Mr. Evangelos G. Bairactaris, or, if Mr. Bairactaris is not present, any director of the Company, with full power of substitution, for and in the name of the undersigned, to vote all Units of the Company that the undersigned would be entitled to vote if personally present at the 2015 Annual General Meeting of Limited Partners of the Company, to be held at 3, Iassonos Street, 18537 Piraeus, Greece on July 23, 2015 at 11:30 AM and at any adjournment or postponement thereof, and, in their discretion, on all other matters that may properly come before such meeting, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN ITEM 1 AND “FOR” THE RATIFICATION OF DELOITTE HADJIPAVLOU, SOFIANOS & CAMBANIS S.A. AS AUDITORS IN ITEM 2. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH HEREIN, THE PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR IN ITEM 1 AND “FOR” THE RATIFICATION OF DELOITTE HADJIPAVLOU, SOFIANOS & CAMBANIS S.A. AS AUDITORS IN ITEM 2. YOUR VOTE IS VERY IMPORTANT - PLEASE VOTE TODAY.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side